UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   June 8, 2010

Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)

1-13003	75-2259890

(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247

(Address of principal executive offices)	(Zip Code)

214-631-1166

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Effective June 8, 2010, the Registrant entered into a Second Amendment to Loan and Security Agreement (“Second Amendment”) to amend its revolving receivables credit facility with Liberty Bank (“Liberty”) as agent for itself and other lenders.  Upon execution of the Second Amendment, the Registrant prepaid in full the balances owed to two lenders who were participants in $32.5 million of the aggregate maximum amount, and the facility was decreased from an aggregate maximum amount of $72.5 million to an aggregate maximum amount of $40.0 million.  Effective as of June 9, 2010, the Registrant entered into a Third Amendment to Loan and Security Agreement (“Third Amendment”) with Liberty.  Pursuant to the Third Amendment, the facility was increased from an aggregate maximum amount of $40.0 million to an aggregate maximum amount of $75.0 million, limited in funded amounts to $40.0 million until a new participating lender joins the credit agreement, and then only to the extent that such new participating lender is committed to fund.  With the execution of the Third Amendment on June 10, 2010, the following terms were amended in addition to the increase in the aggregate maximum amount: (i) the revolving period was extended from July 2010 to June 2012, (ii) the maturity date was extended from July 2013 to June 2015, and (iii) the interest rate was increased from LIBOR plus 2.40% with a floor of 5.25% to LIBOR plus 5.00% with a floor of 6.25%.  In addition, the Registrant will establish and maintain a depository account with Liberty for an initial amount of $250,000 with increases to $500,000 and $750,000 on July 1, 2011 and December 1, 2011, respectively.  A copy of the Second Amendment and Third Amendment are attached hereto as Exhibits 10.1 and 10.2.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated herein by reference.

Item 7.01  Regulation FD Disclosure

In connection with the matters described in Items 1.01 and 2.03 above, the Registrant issued a press release on June 14, 2010.  The information in this item (including Exhibit 99.1) and the exhibit referenced as Exhibit 99.1 in Item 9.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor will such information or exhibit be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in the filing.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description of Exhibit
*10.1	Second Amendment to Loan and Security Agreement dated as of June 1, 2010 between the Registrant and Liberty Bank as Agent for itself and other Lenders.
*10.2	Third Amendment to Loan and Security Agreement dated as of June 9, 2010 between the Registrant and Liberty Bank as Agent for itself and other Lenders.
*99.1	Press Release issued by the Registrant on June 14, 2010 announcing the amendment of the loan agreement.
______________
* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 14, 2010	SILVERLEAF RESORTS, INC.

	By:	/S/ HARRY J. WHITE, JR.
	Name:	Harry J. White, Jr.
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
*10.1	Second Amendment to Loan and Security Agreement dated as of June 1, 2010 between the Registrant and Liberty Bank as Agent for itself and other Lenders.
*10.2	Third Amendment to Loan and Security Agreement dated as of June 9, 2010 between the Registrant and Liberty Bank as Agent for itself and other Lenders.
*99.1	Press Release issued by the Registrant on June 14, 2010 announcing the amendment of the loan agreement.
______________
* filed herewith